UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2016
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 9, 2016, DASAN Zhone Solutions, Inc. (the “Company”) entered into a letter agreement with Eric Presworsky, the Company’s Chief Technology Officer, pursuant to which the Company agreed to pay to Mr. Presworsky a one-time cash stay bonus in the amount of $300,000 on a date to be determined by the Company but prior to March 15, 2017, subject to Mr. Presworsky’s continued employment with the Company through the date of payment. In the event Mr. Presworsky’s employment is terminated by the Company withoFORM ut cause prior to the payment of the stay bonus, subject to his execution of a general release of claims in favor of the Company, the Company will pay the stay bonus to him. This letter agreement supersedes all previous severance or retention agreements or arrangements between the Company and Mr. Presworsky.
The foregoing description of the letter agreement between the Company and Mr. Presworsky does not purport to be complete and is qualified in its entirety by reference to the letter agreement, with is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Item 8.01    Other Events.
As previously reported, on September 12, 2016, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company did not satisfy Nasdaq’s initial listing standard requiring a minimum bid price of $4 per share (or a minimum closing price of $3 per share for five consecutive trading days or $2 per share for 90 consecutive trading days) at the closing of the acquisition of Dasan Network Solutions, Inc., the Company’s common stock would be subject to delisting unless the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). On September 19, 2016, the Company requested a hearing before the Panel with respect to the staff’s delisting determination letter, which was held on November 3, 2016. At the hearing, the Company presented its plan to gain compliance with the initial listing minimum bid or closing price requirement, including via the implementation of a reverse stock split if necessary.
On November 8, 2016, the Company received a letter from Nasdaq stating that the Panel had granted the Company’s request for continued listing on Nasdaq, subject to the Company evidencing compliance with the initial listing minimum bid or closing price requirement by March 13, 2017. The Company expects to timely complete a reverse stock split in a ratio sufficient to gain compliance with the initial listing minimum bid or closing price requirement as needed by March 13, 2017. The compliance period granted by the Panel through March 13, 2017 is subject to the Company filing a preliminary proxy statement and a definitive proxy statement seeking stockholder approval of a reverse stock split with the Securities and

Exchange Commission (the “SEC”) by no later than January 31, 2017 and February 13, 2017, respectively. If the Company fails to implement the reverse stock split and demonstrate compliance by this date, or fails to file the required proxy statements with the SEC by the applicable deadline, the Panel will issue a final determination to delist the Company’s shares and suspend trading of the Company’s shares on Nasdaq. During the compliance period, the Company’s shares of common stock will continue to be listed and traded on the Nasdaq Capital Market.
Although the Company intends to comply with the conditions set forth in the Nasdaq determination letter for continued listing, there can be no assurance that the Company will be able to regain compliance during the compliance period. Delisting from the Nasdaq Capital Market could have a material adverse effect on the Company’s business and on the trading of its common stock.
On November 10, 2016, the Company issued a press release announcing its receipt of the Nasdaq letter regarding the Panel determination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the Company’s compliance with initial listing minimum bid or closing price requirements, the Company’s compliance with the other conditions of the Panel determination, and the consequences of delisting of the Company’s common stock from the Nasdaq Capital Market. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1#	Letter Agreement, dated November 9, 2016, between DASAN Zhone Solutions, Inc. and Eric Presworsky.

99.1	Press Release dated November 10, 2016 issued by DASAN Zhone Solutions, Inc.

# Management contract or compensatory plan or arrangement in which one or more executive officers, named executives or directors participates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1#	Letter Agreement, dated November 9, 2016, between DASAN Zhone Solutions, Inc. and Eric Presworsky.
99.1	Press Release dated November 10, 2016 issued by DASAN Zhone Solutions, Inc.
# Management contract or compensatory plan or arrangement in which one or more executive officers, named executives or directors participates.